                                                                    EXHIBIT 10.1

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                                 by and among

                        CONCENTRIC NETWORK CORPORATION
                               formerly known as
                        Concentric Research Corporation


                           GS CAPITAL PARTNERS, L.P.


                     KLEINER PERKINS CAUFIELD & BYERS VII

                                COMDISCO, INC.

                                 INTUIT, INC.


              THE HOLDERS OF SERIES C CONVERTIBLE PREFERRED STOCK
                   APPEARING ON SCHEDULE I TO THIS AGREEMENT

                   THE HOLDERS OF COMMON STOCK APPEARING ON
                         SCHEDULE II TO THIS AGREEMENT

              THE HOLDERS OF SERIES D CONVERTIBLE PREFERRED STOCK
                  APPEARING ON SCHEDULE III TO THIS AGREEMENT

                                      and

                              RACAL-DATACOM, INC.

                          Dated as of April 20, 1995
                     and amended as of September 19, 1995,
                              December 11, 1995,
                          amended and restated as of
                              December 20, 1995,
                          amended and restated as of
                             February 20, 1996 and
                          amended and restated as of
                                August 21, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.   Certain Definitions.....................................................  3

     1.1  "Commission........................................................  3
     1.2  "Holder" or "Holders"..............................................  3
     1.3  "IPO ..............................................................  3
     1.4  "Person ...........................................................  3
     1.5  "Registrable Securities ...........................................  3
     1.6  "Securities Act ...................................................  4
     1.7  "Series C Parties .................................................  4
     1.8  "Series D Parties" ................................................  4

2.   Registration Rights.....................................................  4

2.1  Demand Registrations....................................................  4
2.2  Piggyback Registrations ................................................  7
2.3  Allocation of Securities Included in Registration Statement ............  8
2.4  Registration Procedures ................................................  9
2.5  Registration Expenses .................................................. 14
2.6  Certain Limitations on Registration Rights ............................. 15
2.7  Limitations on Sale or Distribution of Other Securities................. 15
2.8  No Required Sale........................................................ 16
2.9  Indemnification......................................................... 16

3.   Underwritten Offerings.................................................. 19

3.1  Requested Underwritten Offerings........................................ 19
3.2  Piggyback Underwritten Offerings........................................ 20

4.   General................................................................. 20

4.1  Adjustments Affecting Registrable Securities............................ 20
4.2  Rule 144/Form S-3....................................................... 20
4.3  Nominees for Beneficial Owners.......................................... 21
4.4  Amendments and Waivers.................................................. 21
4.5  Notices................................................................. 21
4.6  Miscellaneous........................................................... 24
4.7  No Inconsistent Agreements.............................................. 25

                                                                    EXHIBIT 10.1

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of April 20, 1995, as amended as of September 19, 1995 and as of December 11, 1995 as amended and restated as of December 20, 1995, as amended and restated as of February 20, 1996 and as amended and restated by this Agreement (this "Agreement"), as of August 21, 1996, by and among Concentric Network Corporation (formerly known as Concentric Research Corporation), a Florida corporation (the "Company"), GS Capital Partners, L.P., a Delaware limited partnership ("GSCP"), Kleiner Perkins Caufield & Byers VII, a California limited partnership ("KP"), Comdisco, Inc., a Delaware corporation ("Comdisco"), Intuit, Inc., a Delaware corporation ("Intuit"), the holders of Series C Convertible Preferred Stock of the Company appearing on Schedule I to this Agreement (the "Series C Holders"), the holders of Class A Common Stock of the Company appearing on Schedule II hereto (the "Common Holders")and the holders of Series D Convertible Preferred Stock of the Company appearing on Schedule III to this Agreement (the "Series D Holders") and Racal-Datacom, Inc. ("Racal").

                             Preliminary Statement

The Company, GSCP and KP have entered into a Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement"), dated as of April 20, 1995, in connection with a private placement of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and warrants (the "Warrants") to purchase shares of Class A Common Stock of the Company, par value $.01 per share.

Marc Collins-Rector, Chad Shackley, GSCP and KP have entered into a Common Stock and Option Purchase Agreement (the "Stock Purchase Agreement"), dated as of April 20, 1995, pursuant to which GSCP and KP have purchased shares of Class A Common Stock of the Company and options (the "Options") to purchase shares of Class A Common Stock from Marc Collins-Rector and Chad Shackley.

The parties hereto (other than Comdisco, Intuit, the Series C Holders, the Series D Holders, the Common Holders and Racal ) have entered into the original Registration Rights Agreement dated as of April 20, 1995 (the "Original Registration Rights Agreement") to provide certain registration rights with respect to the shares of Class A Common Stock or Class B Common Stock, par value $.01 per share (collectively, the "Common Stock") of the Company (i) issued upon conversion of Series A Preferred Stock or exercise of Warrants held by any party hereto or (ii) purchased pursuant to the Stock Purchase Agreement or upon exercise of any Option held by any party hereto.

The Company subsequently entered into certain financing transactions with Comdisco, and in that connection entered into a Warrant Agreement dated as of July 20, 1995 (the "Comdisco Warrant Agreement"), providing for the purchase by Comdisco of up to 257,671 shares of the Company's Class A Common Stock, and Amendment Number One dated as of September 19, 1995, to add

Comdisco as a party to the Original Registration Rights Agreement.

The Company also entered additional financing transactions providing for (i) the issuance to Intuit of warrants dated December 11, 1995 (the "Intuit Warrants") with an initial aggregate exercise price of $5,000,000 entitling Intuit to purchase shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), (ii) the issuance to GSCP and KP of (a) warrants to purchase shares of Series B Preferred Stock (the "Stand-By Financing Warrants") and (b) notes that are convertible into shares of Series B Preferred Stock pursuant to a Stand-By Financing Agreement dated December 11, 1995, among GSCP, KP, Intuit and the Company (the "Stand-By Financing Agreement"), and (iii) the issuance to GSCP and KP of additional shares of Series B Preferred Stock (the "Additional Stand-By Financing Series B Preferred Stock") pursuant to the Stand-By Financing Agreement upon the occurrence of certain events. In connection with such financing transactions, the Company entered into Amendment Number Two dated as of December 11, 1995, to provide for the participation of Intuit as a party to the amended Original Registration Rights Agreement.

Thereafter the Company concluded a financing transaction providing for the issuance to the Series C Holders of shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"). In connection with such transaction, the Company entered into the Amended and Restated Registration Rights Agreement dated as of December 20, 1995 (the "Amended and Restated Agreement"), to provide for the participation of the Series C Holders as parties to the Amended and Restated Agreement.

Thereafter the Company agreed to grant registration rights to certain purchasers of shares of the Company's Class A Common Stock sold by Marc Collins-Rector (the "Common Shares"). The Company also entered additional financing transactions providing for the issuance to Sattel Communications Company ("Sattel") of (a) warrants to purchase shares of Series D Preferred Stock (the "Series D Preferred Stock") (the "Sattel Standby Warrant") and (b) a note that is convertible into Series D Preferred Stock pursuant to a Bridge Loan Financing Agreement dated June 6, 1996, between the Company and Sattel (the "Sattel Note").

Concurrently with the execution of this Agreement the Company is entering into a Network Provision and Distribution Agreement with TMI Telemedia International, Ltd. ("TMI") pursuant to which the Company has issued or agreed to issue Warrants to purchase 7,950,514 shares of Series D Preferred Stock to TMI (the "TMI Warrants"). In July 1996, the Company issued warrants to purchase 955,882 shares of Series D Preferred Stock to a group of individuals and entities in consideration of a bridge loan of $1,300,000 (the "Bridge Warrants"). The undersigned now desire to amend and restate the Amended and Restated Agreement to provide for the participation as parties to this Agreement of (i) Racal with respect to shares of Common Stock issuable to Racal (the "Racal Stock") upon exercise of warrants dated September 1, 1994, and February 19, 1995 (the "Racal Common Warrants"), (ii) Racal with respect to shares of Common Stock issuable to Racal upon conversion of the Series D Preferred Stock issuable upon exercise of warrants to purchase Series D Preferred dated August 1, 1996 (the "Racal Series D

Warrants," and, collectively with the Racal Common Warrant, the "Racal Warrants"), (iii) Sattel with respect to the shares of Common Stock issuable upon conversion of the Series D Preferred Stock issuable upon exercise of the Sattel Standby Warrants, (iv) TMI with respect to shares of Common Stock issuable to TMI upon conversion of the Series D Preferred Stock issuable upon exercise of the TMI Warrants, (v) the holders of the Bridge Warrants with respect to shares of Common Stock issuable to such holders upon conversion of the Series D Preferred Stock issuable upon exercise of the Bridge Warrants, and
(vi) the holders of the Company's Series D Preferred Stock with respect to the shares of Common Stock issuable to the Series D Holders upon the conversion of the Company's Series D Preferred Stock.

Accordingly, the parties hereto agree as follows:

1.   Certain Definitions.
     -------------------

As used in this Agreement, the following terms shall have the meanings ascribed to them below:

     1.1  "Commission":  the Securities and Exchange Commission.
           ----------

     1.2  "Holder" or "Holders":  GSCP, KP, Comdisco, Intuit, the Series C
           ------      -------
Holders, the Common Holders, Racal, Sattel, the Series D Holders and any party who shall hereafter acquire and hold Registrable Securities or securities exercisable for or convertible into Registrable Securities, provided such party becomes a party to, and agrees to be bound by, this Agreement.

     1.3  "IPO":  the initial underwritten offering pursuant to which the Common
           ---
Stock becomes registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     1.4  "Person" any natural person, corporation, partnership, firm,
           ------
association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

     1.5  "Registrable Securities": any shares of Common Stock (i) issued upon
           ----------------------
conversion of any share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, or upon exercise of any Warrant, the Intuit Warrants or the Stand-By Financing Warrants or upon the conversion of the Notes (including the Prior Notes, as such terms are defined in the Stand-By Financing Agreement), (ii) issued pursuant to Section 12 of the Purchase Agreement, (iii) purchased pursuant to the Comdisco Warrant Agreement,
(iv) purchased pursuant to the Stock Purchase Agreement or the Stand-By Financing Agreement or upon exercise of any Option, (v) purchased by a Common Holder from Marc Collins-Rector or Chad Shackley pursuant to that certain Common Stock Purchase Agreement dated as of February 15, 1996, (vi) issued upon conversion of the Sattel Notes, (vii) issued upon exercise of the Racal Warrants or the Sattel Standby Warrant (viii) issued upon exercise of the TMI Warrants or
(ix) issued upon exercise of the Bridge Warrants (and any shares issued upon any subdivision, combination or reclassification of such shares or any stock dividend in respect of any of the foregoing shares). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act.

     1.6  "Securities Act":  the Securities Act of 1933, as amended.
           --------------

     1.7  "Series C Parties":  the Holders of at least a majority of all
           ----------------
outstanding shares of Series C Preferred Stock and of Common Stock issued upon conversion of any shares of Series C Preferred Stock, in each case which are, or are convertible into, Registrable Securities, who jointly deliver a written request to the Company in accordance with Section 2.1(a)(i) below, treating, for purposes of this calculation, all shares of Series C Preferred Stock as having been converted into shares of Common Stock.

     1.8  "Series D Parties":  the Holders of at least a majority of all
          ------------------
outstanding shares of Series D Preferred Stock and of Common Stock issued upon conversion of any shares of Series D Preferred Stock, in each case which are, or are convertible into, Registrable Securities, who jointly deliver a written request to the Company in accordance with Section 2.1(a)(i) below, treating, for purposes of this calculation, all shares of Series D Preferred Stock as having been converted into shares of Common Stock.

2.   Registration Rights.
     -------------------

     2.1  Demand Registrations.
          --------------------

          (a) (i) Subject to Section 2.1(b) below, (x) at any time and from time to time after the earlier of the closing of an IPO or June 30, 1997, any of the GSCP Parties (as defined in the Purchase Agreement), the KP Parties (as defined in the Purchase Agreement), the Series C Parties, or, the Series D Parties shall have the right to require the Company to file a registration statement under the Securities Act covering all or part of their respective Registrable Securities, and (y) at any time and from time to time after the fifteenth month anniversary of the closing of the IPO, Intuit, on the one hand, and the Common Holders, on the other hand shall have the right to require the Company to file a registration statement under the Securities Act covering all or part of its or their Registrable Securities, in each case by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by the parties making the request and the intended method of distribution thereof. All requests pursuant to this
Section 2.1(a)(i) are referred to herein as "Demand Registration Requests," and the registrations requested are referred to herein as "Demand Registrations." As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Company shall give written notice of such Demand Registration

Request to all Holders of record.

               (ii) The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the party making the demand under subsection (a) (i) above and (y) the Registrable Securities of any Holder which shall have made a written request to the Company for registration thereof (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) within 30 days after the receipt of written notice from the Company (or, 15 days if, at the request of the Holder(s) which requested such registration, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on Form S-3).

               (iii) The Company shall, as expeditiously as possible following a Demand Registration Request, use its best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Holder(s) which requested such registration, obtain acceleration of the effective date of the registration statement relating to such registration.

          (b) The Demand Registration rights granted to the GSCP Parties, the KP Parties, Intuit, the Series C Parties, the Series D Parties and the Common Holders in Section 2.1(a) are subject to the following limitations: (i) each registration in respect of a Demand Registration Request, must include (A) 500,000 Registrable Securities or (B) Registrable Securities having an aggregate market value of at least $10,000,000 which market value shall be determined by multiplying the number of Registrable Securities to be included in the Demand Registration by the proposed per share offering price (provided that the limitations set forth in this clause (i) shall not be in effect at any time the Holders' Registrable Securities would otherwise be able to be sold under Rule 144 under the Securities Act but for the Company's failure to comply with the information requirements thereunder, unless at such time, the Company's outside counsel (which shall be reasonably acceptable to the Holders requesting such registration) delivers a written opinion of counsel to such Holders to the effect that such Holders' Registrable Securities may be publicly offered and sold without registration under the Securities Act); (ii) the Company shall not be required to cause a registration pursuant to Section 2.1(a)(i) to be declared effective within a period of 180 days after the effective date of any registration statement of the Company effected in connection with a Demand Registration Request; (iii) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than six months, and, in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; (iv) the offering of Registrable Securities requested to be registered pursuant to Section 2.1(a)(i) shall be pursuant to a firm commitment underwritten offering unless the Company has previously sold Common Stock pursuant to a registration statement under the Securities Act; (v) Intuit shall have only one right to initiate a Demand Registration (for which Intuit shall have the sole right to select the managing underwriter to be reasonably satisfactory to the Company), and it shall only be effective in the event the Company is able to register the securities subject to such right on Form S-3 or a substantially equivalent form promulgated by the Commission, provided, that if the number of Registrable Securities Intuit seeks to register upon exercise of its Demand Registration initiation right is reduced pursuant to Section 2.3(a)(i), then Intuit shall be deemed not to have exercised a Demand Registration with respect to such Registrable Securities; (vi) the GSCP Parties, the KP Parties, the Series C Parties and the Series D Parties shall each have only two rights to initiate a Demand Registration (for which the GSCP Parties, the KP Parties, the Series C Parties or the Series D Parties, as the case may be, shall have the sole right to select the managing underwriter to be reasonably satisfactory to the Company), provided, that if the number of Registrable Securities the GSCP Parties, the KP Parties, the Series C Parties or Series D Parties seek to register upon exercise of their Demand Registration initiation rights, is reduced pursuant to section 2.3(a)(i), then the GSCP Parties, the KP Parties, the Series C Parties or the Series D Parties, as the case may be, shall be deemed not to have exercised a Demand Registration with respect to such Registrable Securities and (vii) the Common Holders shall have only one right to initiate a Demand Registration (for which a majority of the Common Holders shall have the sole right to select a managing underwriter to be reasonably satisfactory to the Company) and it shall only be effective in the event the Company is able to register the securities subject to such right on Form S-3 or a substantially equivalent form promulgated by the Commission.

     If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause (iii) above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than six months after the date of the postponement), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this
Section 2.1 (unless the Holder(s) delivering the Demand Registration Request shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clause (iii) above.

          (c) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to Section 2.1(a)(i), authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares; provided, that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Holders exercising the Demand Registration rights granted to the Holders under
Section 2.1(a)(i). With respect to any Demand Registration, except as set forth in the preceding sentence, no securities other than the Registrable Securities of the Holders permitted to be included in such registration pursuant to Section 2.1(a)(ii) shall be included among the securities covered by such registration.

          (d) The managing underwriter for any Demand Registration shall be selected by the party or parties making the demand for such registration, provided that such underwriter shall be reasonably satisfactory to the Company. It is the current intention of the parties that Goldman, Sachs & Co. ("GS&Co.") will act as managing underwriter in any registration of the Registrable Securities. If GS&Co. acts as managing underwriter in any such registered offering, to the extent required by applicable law, a Qualified Independent Underwriter (as defined in Schedule E to the National Association of Securities Dealers, Inc. By-Laws) shall be retained, and the Company shall pay all fees and expenses (other than underwriting discounts and commissions) of such Qualified Independent Underwriter.

     2.2  Piggyback Registrations.
          -----------------------

          (a) If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation or (ii) a Demand Registration under Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each of the Holders of record. Upon the written request of any Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. No registration effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations.

          (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

          (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, alter making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

     2.3  Allocation of Securities Included in Registration Statement.
          -----------------------------------------------------------

          (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and a co-manager of such offering, which shall be a prominent investment banking firm which is unaffiliated with the Holders (the "Co-Manager"), shall advise the Company that, in its view, the number of securities requested to be included in such registration (including those securities requested by the Company to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities proposed to be registered, the Company shall include in such registration:

               (i) all Registrable Securities requested to be included in such registration by Holders, provided, that if the number of such Registrable Securities exceeds the Section 2.1 Sale Number, the number of such Registrable Securities (not to exceed the Section 2.1 Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the aggregate number of Registrable Securities then owned by, and issuable upon exercise or conversion of other securities to, each Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by, and issuable upon exercise or conversion of other securities to, all Holders requesting inclusion; and

               (ii) to the extent that the number of Registrable Securities to be included by all Holders is less than the Section 2.1 Sale Number, securities that the Company proposes to register.

     If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, that
(x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

          (b) If any registration pursuant to Section 2.2 involves an underwritten offering and the Co-Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

               (i) all Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock that the Company proposes to register for its own account (the "Company Securities"), and

               (ii) to the extent that the number of Company Securities is less than the Section 2.2 Sale Number, all Registrable Securities requested to be included by all Holders; provided, that, if the number of such Registrable Securities exceeds the Section 2.2 Sale Number less the number of Company Securities, then the number of such Registrable Securities included in such registration shall be allocated on a pro rata basis, based on the aggregate number of Registrable Securities owned by, and issuable upon exercise or conversion of other securities to, each Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by, and issuable upon exercise or conversion of other securities to, all Holders requesting inclusion.

     2.4  Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become and remain effective (provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Holders making the Demand Registration Request, in the case of a registration pursuant to Section 2.1, and selected by the Holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to Section 2.2) and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object in writing);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed 150 days in the case of a registration pursuant to Section 2.1 or 120 days in the case of a registration pursuant to Section 2.2) as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

          (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any:
(i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any posteffective amendment, when the same has become effective;
(ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by Section 3 below cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

          (f) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of

Section 11(a) of the Securities Act and Rule 158 thereunder;

          (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, cause all such Registrable Securities to be listed on a national securities exchange or, failing that, secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market security" within the meaning of Rule 11 Aa2-1 of the Commission or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

          (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders of a majority of the Registrable Securities participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, provided that the underwriting agreement, if any, shall be reasonably satisfactory in form and substance to the Company. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

          (j) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Holders of a majority of the Registrable Securities participating in such offering, and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;

          (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

          (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

          (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

          (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel to the selling Holders of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning the selling Holders prior to the filing thereof as counsel for such selling Holders or underwriters may reasonably request;

          (p) furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and any post effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (q) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling Holders of Registrable Securities at least three business days prior to any sale of Registrable Securities; and

          (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

          The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.

          Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph
(e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.

          If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

     2.5  Registration Expenses.
          ---------------------

          (a) "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Article 2, including, without limitation: (i) Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) with respect to each registration, the fees and disbursements of one counsel for the selling Holders (selected by the Holders making the Demand Registration Request, in the case of a registration pursuant to Section 2.1, and selected by the Holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to Section 2.2) as well as of one local counsel,
(vii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, (viii) fees and expenses payable to a Qualified Independent Underwriter and (ix) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (collectively, "Expenses").

          (b) The Company shall pay all Expenses with respect to any Demand Registration that shall not be deemed to have been effected as contemplated by
Section 2.1(b) and any registration effected under Section 2.2. With respect to any Demand Registration effected pursuant to Section 2.1, (i) the Company shall pay all Expenses related to (A) two Demand Registrations which GSCP elects to have the Company pay the Expenses related thereto, (B) two Demand Registrations which KP elects to have the Company pay the Expenses related thereto, (C) one Demand Registration which Intuit elects to have the Company pay the Expenses related thereto, (D) two Demand Registrations which the Series C Parties elect to have the Company pay the Expenses related thereto, (E) two Demand Registrations which the Series D Parties elect to have the Company pay the Expenses related thereto and (F) one Demand Registration which the Common Holders elect to have the Company pay the Expenses related thereto, and (ii) the Holders of Registrable Securities shall pay all Expenses related to any other Demand Registration effected pursuant to Section 2.1, (such Expenses shall be allocated among the Holders of Registrable Securities participating in a Demand Registration on a pro rata basis based on the number of Registrable Securities included in such offering by a Holder relative to the number of Registrable Securities included in such offering by all Holders, except to the extent Expenses are attributable to a Holder or to securities included in an offering by a Holder).

          (c)  Notwithstanding the foregoing, (x) the provisions of this Section
2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and transfer taxes, if any, attributable to the Registrable Securities included in the offering by such Holder and (z) the Company shall, in the case of all registrations under this Article 2, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

     2.6  Certain Limitations on Registration Rights.  In the case of any
          ------------------------------------------
registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and/or executes all questionnaires and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Holder's Registrable Securities.

     2.7  Limitations on Sale or Distribution of Other Securities.
          -------------------------------------------------------

          (a) If requested in writing by the Company or the managing underwriter, if any, of any registration effected pursuant to Section 2.1 or 2.2, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 90 days (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to the managing underwriter) or Form S-8, or any successor or similar form which is then in effect) and agrees to use its best efforts to cause each holder of any equity security or of any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree).

          (b) The Company hereby agrees that if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not effect any registration of any of its securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, until a period of 90 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

     2.8  No Required Sale.  Nothing in this Agreement shall be deemed to create
          ----------------
an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

     2.9  Indemnification.
          ---------------

          (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholders thereof, each other individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (each, a "Person")) any underwriter or Qualified Independent Underwriter, if any, who participates in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

          (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act. and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred, provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

          (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

          (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or
(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any

Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to Sections 2.9(b) and (c).

          (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

          (g) The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3.   Underwritten Offerings.
     ----------------------

     3.1  Requested Underwritten Offerings.  If requested by the underwriters
          --------------------------------
for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Holders which requested such registration and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, the Company shall not be required to make any representations or warranties with respect to information specifically provided by a selling holder for inclusion in the registration statement. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

     3.2  Piggyback Underwritten Offerings.  In the case of a registration
          --------------------------------
pursuant to Section 2.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the Holders' Registrable Securities to be included in such registration shall be subject to such underwriting agreements. Any Holder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

4.   General.
     -------

     4.1  Adjustments Affecting Registrable Securities.  The Company agrees that
          --------------------------------------------
it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares if in the reasonable judgment of (a) the Holder of Registrable Securities that makes a Demand Registration Request and (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities. Reference in this Agreement to any specific number of securities required to be held, registered or transferred with respect to the exercise or transfer of rights hereunder (including, without limitation, Sections 2.1(b)(i)(A) and 4.6(a)), shall be deemed adjusted, as appropriate, to reflect any subdivision, combination or reclassification of such securities (including, without limitation, a stock split) or any stock dividend in respect of any such securities which occurs on or after April 20, 1995.

     4.2  Rule 144/Form S-3.  If the Company shall have filed a registration
          -----------------
statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or securities of the Company convertible into or exchangeable or exercisable for Common Stock, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities

Act), and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or securities of the Company convertible into or exchangeable or exercisable for Common Stock, the Company covenants that it will take all actions as are necessary for the Company to meet the registrant requirements for the use of Form S-3 (or a substantially equivalent form promulgated by the Commission). The Company acknowledges that the covenant of the foregoing sentence is for the benefit of Intuit (with reference to the provisions of Section 2.1(b)(v) of this Agreement), and upon the request of Intuit the Company will deliver to Intuit a written statement as to whether the Company meets and expects to continue to meet the registrant requirements for the use of Form S-3 (or a substantially equivalent form promulgated by the Commission).

     4.3  Nominees for Beneficial Owners.  If Registrable Securities, or
          ------------------------------
securities which are convertible or exercisable into Registrable Securities, are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by, and issuable upon exercise or conversion of other securities to, any Holder or Holders contemplated by this Agreement); provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

     4.4  Amendments and Waivers.  This Agreement may be amended, modified,
          ----------------------
supplemented or waived only upon the written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought; provided, that in any instance where such enforcement is sought against the Holders of the Series C Preferred Stock, the Series D Preferred Stock or the Registrable Securities issuable with respect thereto, this Agreement may be amended, modified, supplemented or waived upon the written agreement of the Holders of at least a majority of all outstanding shares of Series C Preferred Stock or Series D Preferred Stock, as the case may be, and of Common Stock which are then Registrable Securities issued upon conversion of any shares of Series C Preferred Stock or Series D Preferred Stock, as the case may be, treating, for purposes of this calculation, all shares of Series C Preferred Stock or Series D Preferred Stock as having been converted into shares of Common Stock; and provided further, that this Agreement may be amended to grant only
       ---------------------
additional piggyback registration rights to additional parties upon the written agreement of the Holders of a majority of the Registrable Securities, GSCP, KP and Intuit.

     4.5  Notices.  Except as otherwise provided in this Agreement, notices and
          -------
other communications under this Agreement shall be in writing and delivered personally, by telecopy (with confirmation sent within three business days by overnight courier) or by overnight courier, addressed to such party at the address set forth below:

          (i)       if to the Company, to:

                    Concentric Network Corporation
                    10590 N. Tantau Avenue
                    Cupertino, CA 95014
                    Attention: Henry R. Nothhaft and Peter Bergeron

                    with a copy to:

                    Wilson Sonsini Goodrich & Rosati
                    650 Page Mill Road
                    Palo Alto, CA 94304
                    Attention: Robert T. Clarkson, Esq.

          (ii)      if to GSCP, to:

                    GS Capital Partners, L.P.
                    85 Broad Street
                    New York, New York 10004
                    Telecopy: (212) 902-3000
                    Attention: Terence M. O'Toole

                    with a copy to:

                    Fried, Frank, Harris, Shriver & Jacobson
                    One New York Plaza
                    New York, New York 10004
                    Telecopy: (212) 859-8586
                    Attention: Paul M. Reinstein, Esq.

          (iii)     if to KP, to:

                    Kleiner Perkins Caufield & Byers VII
                    2750 Sand Hill Road
                    Menlo Park, California 94025
                    Telecopy: (415)233-0300
                    Attention: Vinod Khosla

          (iv)      if to Intuit, to:

                    Intuit, Inc.
                    6220 Greenwich Drive
                    San Diego, CA 92122-5988
                    Attn:  William H. Harris, Jr.

                    and Phillip L. Poirier, Jr., Esq

          (v) if to any other Holder, to the address set forth on Schedule I, Schedule II or Schedule III.

     Each Holder, by written notice given to the Company in accordance with this
Section 4.5 may change the address to which such notice or other communications are to be sent to such Holder. All such notices and communications shall be deemed to have been received on the date of delivery thereof if delivered by hand, on the filth day after the mailing thereof, if mailed, on the next day after the sending thereof if by overnight courier, when answered back if telexed and when receipt is acknowledged, if telecopied.

     4.6  Miscellaneous.
          -------------

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto, whether so expressed or not. No Person other than a Holder shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein. This Agreement and the rights of the parties hereunder may be assigned by any of the parties hereto to any transferee of Registrable Securities or securities exercisable for or convertible into Registrable Securities, provided such transferee becomes a party to this Agreement and agrees to be bound by its terms, provided further, in the case of the Series C Preferred Stock, or Common Stock issued upon its conversion, such transfer is (i) from the original Series C Holder, and (ii) the transferee acquires at least 50,000 of such shares in a transaction involving at least 80% of the aggregate of shares of Series C Preferred Stock originally acquired by the Series C Holder and Common Stock issued upon their conversion; provided further, in the case of transfers of Common Stock by a Common Holder, such transfer is (i) from the original Common Holder, and (ii) the transferee acquires at least 50,000 of such shares in a transaction involving at least 80% of the aggregate of Common Stock originally acquired by the Common Holder; provided further, in the case of transfers of Racal Warrants or Racal Stock, such transfer is (i) from Racal and (ii) the transferee acquires at least 50,000 of such shares in a transaction involving at least 80% of the aggregate of the Racal Warrants or Racal Stock; and provided further, in the case of Series D Preferred Stock, such transfer is (i) from the original Series D Holder and (ii) the transferee acquires at least 50,000 of such shares in a transaction involving at least 80% of the aggregate of the Series D Preferred Stock originally acquired by the Series D Holder and Common Stock issuable upon its conversion, except that the preceding condition shall not apply to the transfer of Series D Preferred Stock by SOFTBANK Holdings Inc. to one or more affiliated partnerships managed by it nor to the transfer of Series D Preferred Stock by Telemedia International Ltd., Sattel Communications LLC or Racal-Datacom, Inc. to one or more affiliates; (who shall be treated as an original Series D Holder) the parties hereto acknowledge and agree that with respect to the transfer of 1,838,235 shares of Series D Preferred Stock from Sattel Communications LLC to StreamLogic Corporation, such transfer shall be treated as if it were a transfer to an affiliate.

          (b) This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof, specifically including, but not limited to, the Registration Rights Agreements dated September 1, 1994 and February 15, 1995 between Racal and the Company, and each such agreement (and any rights such Holder has pursuant to such agreement) shall be terminated, null and void and no longer in effect.

          (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

          (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

          (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          (g) It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

          (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     4.7  No Inconsistent Agreements.  Without the prior written consent of
          --------------------------
GSCP, the Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering.

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Registration Rights Agreement as of the date set forth above.

                             CONCENTRIC NETWORK CORPORATION

                             By: /s/ Henry R. Nothhaft
                                 ----------------------------------------------

                                Name:  Henry R. Nothhaft
                                      -----------------------------------------

                                Title: President
                                       ----------------------------------------

                             GS CAPITAL PARTNERS, L.P.

                             By:   GS Advisors, L.P., its general partner
                                   By:  GS Advisors, Inc., its general partner

                             By: /s/  C. H. Scodinski
                                 ----------------------------------------------

                                 Name: C. H. Scodinski
                                      -----------------------------------------

                                 Title: Vice President
                                        ---------------------------------------

                             KLEINER PERKINS CAUFIELD & BYERS VII

                             By: KPCB VII ASSOCIATES, its general partner

                             By: /s/  Vinod Khosla
                                 ----------------------------------------------

                                 Name: Vinod Khosla
                                        ---------------------------------------

                                 Title:________________________________________

                             COMDISCO, INC.

                              By: /s/ Jill O. Hanses
                                  ---------------------------------------------

                                  Name: Jill O. Hanses
                                        ---------------------------------------

                                  Title: Assistant Vice President
                                        ---------------------------------------

                              INTUIT, INC.

                              By: /s/ William H. Harris
                                  ---------------------------------------------
                                  Name:  William H. Harris
                                        ---------------------------------------

                                  Title:  Executive Vice President
                                          -------------------------------------

                              SERIES C HOLDER

                              By: /s/
                                  ---------------------------------------------
                                  Name:________________________________________

                                  Title:_______________________________________

                              COMMON HOLDER

                              By: /s/
                                  ---------------------------------------------
                                  Name:________________________________________

                                  Title:_______________________________________

                              SERIES D HOLDER

                              By: /s/ Gary E. Rieschel
                                  ---------------------------------------------
                                  Name: Gary E. Rieschel
                                  --------------------------------------------
                                  Title:  Sr. Vice President
                                  --------------------------------------------

                              SERIES D HOLDER

                              By: /s/ Fernando Borgani
                                  ---------------------------------------------
                                  Name:  Fernando Borgani
                                         --------------------------------------
                                  Title: ______________________________________


                              SERIES D HOLDER

                              By: /s/ Daniel W. Latham
                                  ---------------------------------------------
                                  Name:  Daniel W. Latham
                                         --------------------------------------
                                  Title: President
                                         --------------------------------------

                              SERIES D HOLDER

                              By: /s/ Charles F. Kuehne
                                  ---------------------------------------------
                                  Name: Charles F. Kuehne
                                        ---------------------------------------
                                  Title: Vice President, Finance & Treasurer
                                         --------------------------------------

                              RACAL-DATACOM, INC.

                              By: /s/  Charles F. Kuehne
                                  ---------------------------------------------
                                  Name:    Charles F. Kuehne
                                        ---------------------------------------
                                  Title:   Vice President, Finance & Treasurer
                                        ---------------------------------------

                              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              KPCB VII FOUNDERS FUND

                              By:  KPCB VII ASSOCIATES, its general partner

                              By:  /s/ Vinod Khosla
                                   --------------------------------------------
                                   Name:   Vinod Khosla
                                   --------------------------------------------
                                   Title:______________________________________

                              KPCB INFORMATION SCIENCES ZAIBATSU FUND II

                              By:  KPCB VII ASSOCIATES, its general partner

                              By:  Vinod Khosla
                                   --------------------------------------------
                                   Name:    Vinod Khosla
                                         --------------------------------------
                                   Title:______________________________________

                                  SCHEDULE I
                                  ----------

AMERINDO TECHNOLOGY                                    CAPITAL TRUST MANAGEMENT
One Embarcadero Center                                 One Sansome Street
Suite 2300                                             Suite 1800
San Francisco, CA 94111                                San Francisco, CA  94104
Attention:  Alberto W. Vilar                           Attention:  Chris Lenzo

APPLEWOOD ASSOCIATES, L.P.                             JOHN CHAMBERS
68 Wheatley Road                                       12123 Foothill Lane
Brookville, NY  11545                                  Los Altos, CA  94022
Attention:  Barry Rubenstein

BT HOLDINGS                                            ROBERT CONWAY
130 Liberty Street                                     173 Jefferson
Mail Stop 2377                                         Menlo Park, CA  94025
New York, NY  10006
Attention:  Lisa Chen

JACK BERMAN                                            CORE TECHNOLOGY FUND INC.
32107 West Lindero                                     S Squared Affiliate
No. 219                                                515 Madison Avenue
Westlake Village, CA  91361                            New York, NY  10022
                                                       Attention:  Sy Goldblatt

GUS BLASS, II
212 Center Street

Center Place                                           CVMG GENERAL
Suite 800
PARTNERSHIP
Little Rock, AR  72201                                 414 North Camden Drive
                                                       Suite 1100
GUS BLASS, III                                         Beverly Hills, CA 90210

212 Center Street                                      Attention:  Dr. Ron
Center Place                                                       Karlsberg
Suite 800                                              ESSEX HIGH TECHNOLOGY
Little Rock, AR  72201                                 (Bermuda) L.P.
                                                       128 High Street
                                                       Boston, MA  02110
JEAN PIERRE BOESPFLUG                                  Attention:  Susan
                                                                   Stickells

912 Chemin de la Grande
Bastide
06250 Mougin-France
FRANCE

ESSEX PERFORMANCE FUND, L.P.                      MANCHESTER RESORTS, L.P.
128 High Street                                   1 Market Place
Boston, MA  02110                                 33rd Floor
Attention:  Susan Stickells                       San Diego, CA  92101
                                                  Attention:  Doug Manchester

EXECUTIVE TECHNOLOGY L.P.
c/o S Squared Technology Corp                     MARITIME CAPITAL PARTNERS
515 Madison Avenue                                c/o Dominion
New York, NY  10022                               15302 25th Drive SE
Attention:  Sy Goldblatt                          Mill Creek, WA  98012

RAINBOW TRADING CORP.                             MATRIX TECHNOLOGY GROUP
8201 Preston Road                                 c/o S Squared Technology
Group
Suite 400                                         515 Madison Avenue
Dallas, TX  75225                                 New York, NY  10022

Attention:  Stanford C. Finney                    Attention:  Sy Goldblatt

DON FOSS                                          MELLC-CNC, L.P.
25505 West 12 Mile Road                           c/o Menlo Equities
Suite 300                                         2180 Sand Hill Road
Southfield, MI  48304                             Suite 100
                                                  Menlo Park, CA  94025
G.S. CAPITAL PARTNERS, L.P.                       Attention:  Henry Bullock
Carla Skodinski
85 Broad Street                                   MONTSOL INVESTMENTS
New York, NY  10004                         c/o S Squared TechnologyCorp
                                                  515 Madison Avenue
ALLEN GUNN                                        Suite 4200
725 Key Royale Drive                              New York, NY  10022
Holmes Beach, FL  34217                           Attention:  Sy Goldblatt

BRUCE R. KATZ                                     WESLEY ASSOCIATES
8230 Walnut Hill Lane                             45 East Wesley Street
Dallas, TX  75231                                 South Hackensack, NJ
07606
                                                  Attention:  David Goldner

BILL LIEBACK
c/o Montegomery Securities                        JIM WHITE/MIDWEST -
600 Montegomery Avenue                             A PARTNERSHIP
San Francisco, CA  94111                          5225 Hampton Place
                                                  P.O. Box 5949
                                                  Saginaw, MI  48603-0949

LITTON INDUSTRIES, INC. MASTER TRUST              JOHN PRITZKER
c/o Amerindo                                      909 Montgomery Street
One Embarcadero Center                            Suite 601
Suite 2300                                        San Francisco, CA  94133
San Francisco, CA  94111

ESSEX SPECIAL GROWTH OPPORTUNITIES FUND, L.P.     RAINBOW TRADING CORP.
128 High Street                                   8201 Preston Road
Boston, MA  02110                                 Suite 400
Attention:  Susan Stickells                       Dallas, TX  75225
                                                  Attention:  Howard E.
                                                              Rachofsky

NAVIGATOR GLOBAL FUND LIMITED
909 3rd Street                                    RAINBOW TRADING PARTNERS,

9th Floor                                         LTD. & RAINBOW TRADING
New York, NY  10022                               VENTURE PARTNERS, L.P.
Attention:  Cory M. Horowitz                      8201 Preston Road
                                                  Suite 400
THE NEW DISCOVERY FUND LIMITED                    Dallas, TX  75225
c/o Essex                                         Attention:  William Ward

125 High Street
Boston, MA  02110                                 SCI-TECH INVESTMENT
Attention: Susan Stickells                        PARTNERS, L.P. & S SQUARED

                                                  AFFILIATE
PERMAL MEDIA & COMMUNICATION LTD.                 515 Madison Avenue
c/o Essex                                         New York, NY  10022
125 High Street                                   Attention:  Sy Goldblatt
Boston, MA  02110

ROBERT W. PETERS & CAROLYN H. PETERS              SG PARTNERS
Trustees of the Robet W. Peters and the           c/o S Squared Affiliate
Caroly H. Peters 1992 Trust UTA 1/10/92           515 Madison Avenue
1282 St. Mark Court                               Suite 4200
Los Altos, CA  94024                              New York, NY  10022
Attention:  Robert Peters                         Attention:  Sy Goldblatt

PORRIDGE PARTNERS II                              PKD TRUST DTD 1/8/92
354 Pequot Avenue                                 c/o Montegomery Securities
Southport, CT  06490                              600 Montegomery Avenue
Attention:  Art Samberg                           San Francisco, CA  94111

VPN INVESTORS, L.P.
c/o CMH Capital
909 3rd Avenue
New York, NY  10022
Attention:  Cory Horowitz

RAINBOW TRADING CORPORATION
8201 Preston Road
Suite 400
Dallas, TX  75225
Attention:  William C. Ward

YALE UNIVERSITY RETIREMENT FUND FOR STAFF EMPLOYEES &
  YALE UNIVERSITY
c/o S Squared Affiliates
515 Madison Avenue
New York, NY  10022
Attention:  Sy Golblatt

                                  SCHEDULE II
                                  -----------

APPLEWOOD ASSOCIATES L.P.                         VPN INVESTORS II
68 Wheatley Road                                  c/o CMH Capital
Brookville, NY  11545                             909 3rd Avenue
Attention:  Barry Rubenstein                      New York, NY  10022
                                                  Attention:  Cory Horowitz
CAPOR EMPLOYEE PENSION PLAN
c/o CMH Capital
909 3rd Floor
New York, NY  10022
Attention:  Cory Horowitz

CRITICAL TECHNOLOGIES
3324 Hollenberg Drive
Bridgeton, MO  63044
Attention:  David L. Bross
            Matthew W. Bross
            James E. Cravens
            Tony O. Zeis

EARLY BIRD INVESTMENT CLUB
1325 4th Avenue, Suite 1900
Seattle, WA  98115
Attention:  Greta Thompson

ALFRED J. MELILLO
c/o Harold Schnair Sales Co.
1007 Oakmead Drive
Arlington, TX  76011

MINGLEWOOD MANAGEMENT, LTD.
c/o Montegomery Securities
600 Montegomery Avenue
San Francisco, CA  94111

LEE POSEY
c/o Palm Harbor Homes
15301 Dallas Parkway, #800
Dallas, TX  75268

                                 SCHEDULE III
                                 ------------

RACAL-DATACOM, INC.                           TMI TELEMEDIA INTERNATIONAL, LTD.
1601 North Harrison Parkway                   Viale del Campo Boario, 56/D
Sunrise, FL  33323-2899                       00153  Roma, Italy
Telecopy: 954/846-5026                        Telecopy: 39 (06) 5734 3379
Attention: Legal Department                   Attention: Dr. Fernando Borgani

with a copy to:                               with a copy to:

Dechert Price & Rhoads                        Jones, Day, Reavis & Pogue
4000 Bell Atlantic Tower                      599 Lexington Avenue
1717 Arch Street                              New York, New York  10022
Philadelphia, PA  19103-2793                  Telecopy: 212/755-7306
Attention: Christopher Karras                 Attention: Steven D. Guynn, Esq.

SATTEL COMMUNICATIONS LLC
26025 Mureau Road
Calabasas, CA  91301
Telecopy: 818/878-7633
Attention:  Mark Perkell

SOFTBANK HOLDINGS, INC.
10 Langley Road
Suite 403
Newton Center, MA  02159
Telecopy: 617/928-9301
Attention: Ronald D. Fisher

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, NY  10004
Telecopy: 212/558-3588
Attention: Stephen A. Grant, Esq.